Exhibit 10.27.2

EXECUTION COPY

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Amendment”) dated as of April 23, 2012 among MOLSON COORS BREWING COMPANY (the “Company”), MOLSON COORS BREWING COMPANY (UK) LIMITED, MOLSON CANADA 2005, MOLSON COORS CANADA INC. AND MOLSON COORS INTERNATIONAL LP (together with the Company, collectively, the “Borrowers”), the Lenders that are signatories to this Amendment and DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as Administrative Agent under the Credit Agreement referred to below (the “Administrative Agent”).

The Borrowers, the lenders parties thereto and the Administrative Agent are parties to a Credit Agreement dated as of April 12, 2011 (as amended, supplemented or otherwise modified and in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”).

The parties hereto wish now to amend the Credit Agreement and the related Subsidiary Guarantee Agreement in certain respects, and, accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, but effective as of the date hereof, the Credit Agreement and the Subsidiary Guarantee Agreement shall be amended as follows:

2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby. References in the Subsidiary Guarantee Agreement (including references to the Subsidiary Guarantee Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Subsidiary Guarantee Agreement as amended hereby.

2.02. Certain Defined Terms.

(a)     The following definitions shall be added in the appropriate alphabetical location in Section 1.01 of the Credit Agreement as follows:

“2012 Senior Notes” means the senior unsecured notes anticipated to be issued by the Company (or by a Guarantor of the Obligations of the Company or any US Borrowing Subsidiary) in connection with the financing of the Acquisition.

“Acquisition” means the acquisition by the Company (or a wholly-owned Subsidiary thereof) of all the outstanding share capital of Starbev Holdings S.à r.l., a company incorporated in the Grand Duchy of Luxembourg.

“Amendment No. 1” means Amendment No. 1 to this Agreement dated as of April 23, 2012, among the Administrative Agent, the Lenders party thereto and the Borrowers.

AMENDMENT NO. 1

“Amendment No. 1 Effective Date” means April 23, 2012.

“Bridge Loan Agreement” means the 364-day Bridge Loan Agreement dated as of April 3, 2012, as amended, restated, supplemented or otherwise modified, among the Company, the lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent.
“Fitch” means Fitch Ratings Ltd.

“Revolving Credit Agreement” means the Revolving Credit Agreement dated as of April 3, 2012, as amended, restated, supplemented or otherwise modified, among the Company, the borrowing subsidiaries party thereto, the lenders party thereto, DBNY, as administrative agent and Deutsche Bank AG, Canada Branch, as Canadian administrative agent.

“Term Loan Agreement” means the Term Loan Agreement dated as of April 3, 2012, as amended, restated, supplemented or otherwise modified, among the Company, the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent.

(b)     The following definitions shall be amended to read in their entirety as follows:

"Applicable Rate" means, for any day, with respect to any Eurocurrency Loan or B/A Drawing, or with respect to the facility fees or letter of credit participation fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "Eurocurrency and B/A Drawing Rate", "Facility Fee Rate" or "Letter of Credit Participation Fee Rate", as the case may be, based upon the ratings by S&P, Moody's and Fitch, respectively, applicable on such date to the Index Debt on such date:

Eurocurrency        Letter of Credit
Index Debt Ratings    and B/A    Facility    Participation
 (S&P, Moody's or Fitch):    Drawing Rate    Fee Rate         Fee Rate

Category 1    0.625%    0.125%    0.625%
A-/A3/A- or above
Category 2    0.725%    0.150%    0.725%
BBB+/Baa1/BBB+
Category 3    0.950%    0.175%    0.950%
BBB/Baa2/BBB
Category 4    1.175%    0.200%    1.175%
BBB-/Baa3/BBB-
Category 5    1.600%    0.275%    1.600%
BB+/Ba1/BB+
Category 6    2.150%    0.350%    2.150%
Below BB+/Ba1/BB+
For purposes of the foregoing, (i) if any of Moody's, S&P or Fitch shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of

AMENDMENT NO. 1

this definition), then such rating agency shall be deemed to have established a rating in Category 6; (ii) (x) if at least two of the Index Debt ratings from each of Moody’s, S&P and Fitch are in the same Rating Levels, then the pricing will be based on such Rating Levels; and (y) if the three Index Debt ratings from each of Moody’s, S&P and Fitch are each in different Rating Levels, then the applicable Rating Level shall be the middle Rating Level of the three such Rating Levels; and (iii) if the ratings established by any of Moody’s, S&P or Fitch for the Index Debt shall be changed (other than as a result of a change in the rating system of such rating agency), such change shall be effective as of the date on which it is first announced by the applicable rating agency, irrespective of when notice of such change shall have been furnished by the Company to the Administrative Agent and the Lenders pursuant to Section 5.01(f) hereof or otherwise. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's, S&P or Fitch shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, or if any such rating agency shall not have in effect a rating for the Index Debt notwithstanding the Company's good faith efforts to cause such a rating to be in effect, the Company and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating of the other rating agencies or, if there shall be no such rating, the applicable ratings of Moody's, S&P or Fitch most recently in effect.

“Elective Guarantor” has the meaning assigned to such term in Section 5.09.

“Index Debt” means senior, unsecured, long-term indebtedness for borrowed money of the Company that is (i) not guaranteed by any Person that does not guarantee all the Obligations under this Agreement and (ii) not benefited by any other credit enhancement. For purposes of determining a rating provided by Moody’s, to the extent that the Company does not otherwise have an “Index Debt” rating from Moody’s, “Index Debt” shall include the senior, unsecured, long-term indebtedness for borrowed money of Coors Brewing Company that is (i) not guaranteed by any Person that does not guarantee all the Obligations under this Agreement and (ii) not benefited by any other credit enhancement.”

2.03. Elective Guarantors. Section 5.09 of the Credit Agreement is hereby amended by adding the following sentences at the end thereof:

“With respect to any Subsidiary that is not required to Guarantee the Obligations pursuant to the Guarantee Requirement, the Company may (but is not required to), at any time upon three Business Days’ notice to the Administrative Agent, cause any such Subsidiary to become a Subsidiary Guarantor (such Subsidiary, an “Elective Guarantor”) by such Subsidiary executing and delivering to the Administrative Agent a supplement to the Subsidiary Guarantee Agreement. So long as no Default would result from such release, (i) if all of the capital stock of an Elective Guarantor owned by the Company or a Subsidiary are sold or otherwise disposed of in a transaction or transactions permitted by this Agreement or (ii) in the event that, immediately after giving effect to the release of any Elective Guarantor’s Guarantee, all of the Indebtedness of the non-Subsidiary Guarantors is permitted under Section 6.01, then, in each case, such Guarantee shall automatically be released and promptly following the Company’s request, the Administrative Agent shall execute such further evidence of release of such Elective Guarantor pursuant to this Section 5.09 from its Guarantee.”

2.04     Financial Statements and Other Information. Section 5.01(f) of the Credit Agreement is hereby amended to read in its entirety as follows:

AMENDMENT NO. 1

“(f)    promptly after Moody’s, S&P or Fitch shall have announced a change in the rating established or deemed to have been established for the Index Debt, written notice of such rating change;”.

2.05. Priority Indebtedness. (a) Section 6.01(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(a)    Indebtedness under (i) this Agreement, (ii) the Subsidiary Guarantee Agreement, (iii) the Revolving Credit Agreement up to an aggregate principal amount of US$550,000,000 (and related Guarantees thereof), (iv) the Bridge Loan Agreement up to an aggregate principal amount of US$1,900,000,000 (and related Guarantees thereof) and (v) the Term Loan Agreement up to an aggregate principal amount of US$300,000,000 (and related Guarantees thereof); provided, that such Indebtedness shall not have the benefit of Liens provided by the Borrowers or any Subsidiary that does not equally benefit the holders of the Obligations;”

(b) Section 6.01(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(c)    the Senior Notes and the 2012 Senior Notes and in each case related Guarantees of the Company and Subsidiary Guarantors (but not of any Subsidiary that is not a Subsidiary Guarantor with respect to all of the Obligations); provided that the Senior Notes and the 2012 Senior Notes shall not have the benefit of any Guarantees, Liens or other credit support that does not equally benefit the holders of the Obligations;”

2.06. Leverage Ratio. Section 6.05 of the Credit Agreement is hereby amended to read in its entirety as follows:

“SECTION 6.05. Leverage Ratio. The Company will not permit the Leverage Ratio to exceed: (i) during the period from the Amendment No. 1 Effective Date to and including September 30, 2012, 4.00:1.00, (ii) during the period from October 1, 2012 to and including March 31, 2013, 3.75:1.00, and (iii) thereafter, 3.50:1.00, in each case determined as of the last day of each fiscal quarter of the Company.”.

2.07. Subsidiary Guarantee Agreement. Section 20 of the Subsidiary Guarantee Agreement is hereby amended by amending clause (b) thereof to read in its entirety as follows:

“(b)    A Guarantor, including any Elective Guarantor, shall automatically be released from its obligations hereunder (x) upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Guarantor ceases to be a Subsidiary of the Company; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise and (y) in the case of any Elective Guarantor, in accordance with the final sentence of Section 5.09 of the Credit Agreement.”

Section 3. Representations and Warranties. Each Borrower represents and warrants to the Agents, the Lenders and the Issuing Bank that (a) the representations and warranties set forth in Article III of the Credit Agreement (after giving effect to the amendments contemplated herein), other than those set forth in Sections 3.04(b) and 3.06(a) thereof, and in each of the other Loan Documents are true and correct on and as of the date hereof as if made on and as of the date hereof unless such

AMENDMENT NO. 1

representations and warranties expressly relate to an earlier date, in which case they are true on and as of such date, and as if each reference in said Article III to “this Agreement” included reference to this Amendment, and (b) no Default shall have occurred and be continuing.

Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions: (a) the Administrative Agent shall have received counterparts of this Amendment signed by each of the Borrowers, the Subsidiary Guarantors and the Required Lenders and (b) each Agent, the Lenders and the Issuing Bank shall have received payment of all reasonable fees and expenses (including fees and disbursements of special counsel for the Administrative Agent) payable under the Credit Agreement and invoiced two days prior to the date hereof.

Section 5. Confirmation of Guarantee. The Company (a) confirms its obligations under the guarantee set forth in Article VIII of the Credit Agreement, (b) confirms that its obligations under the Credit Agreement as amended hereby are entitled to the benefits of such guarantee, (c) confirms that its obligations under the Credit Agreement as amended hereby constitute “Obligations” (as defined in the Credit Agreement) and (d) agrees that the Credit Agreement as amended hereby is the Credit Agreement under and for all purposes of such guarantee.
Section 6. Miscellaneous. Except as herein provided, the Credit Agreement and the Subsidiary Guarantee Agreement shall remain unchanged and in full force and effect. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature Pages Follow.]

AMENDMENT NO. 1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

MOLSON COORS BREWING COMPANY

    By    /s/ Julio O. Ramirez
        Name: Julio O. Ramirez
Title: Vice President, Treasurer, Taxation and
Strategic Finance

MOLSON CANADA 2005

    By    /s/ Kelly L. Brown
        Name: Kelly L. Brown
        Title: Chief Legal Officer

By    /s/ Wouter Vosmeer
        Name: Wouter Vosmeer
        Title: Chief Financial Officer

MOLSON COORS INTERNATIONAL LP

    By    /s/ Julio O. Ramirez
        Name: Julio O. Ramirez
Title: Vice President, Taxation and Treasurer

MOLSON COORS CANADA INC.

    By    /s/ Kelly L. Brown
        Name: Kelly L. Brown
        Title: Chief Legal Officer

By    /s/ Wouter Vosmeer
        Name: Wouter Vosmeer
        Title: Chief Financial Officer

AMENDMENT NO. 1

MOLSON COORS BREWING COMPANY (UK) LIMITED

    By    /s/ Sue Albion
        Name: Sue Albion
        Title: Legal Director

AMENDMENT NO. 1

ADMINISTRATIVE AGENT:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent

By /s/ Virginia Cosenza
        Name: Virginia Cosenza
Title: Vice President

By /s/ Ming K. Chu
        Name: Ming K. Chu
Title: Vice President

AMENDMENT NO. 1

LENDERS:

DEUTSCHE BANK AG NEW YORK BRANCH

    By    /s/ Virginia Cosenza
        Name: Virginia Cosenza
        Title: Vice President

    By    /s/ Ming K. Chu
        Name: Ming K. Chu
        Title: Vice President

BANK OF MONTREAL

    By    /s/ Scott Place
        Name: Scott Place
        Title: Director

THE TORONTO-DOMINION BANK

    By    /s/ Debbil Brito
        Name: Debbil Brito
        Title: Authorized Signatory

BANK OF AMERICA, N.A.

By    /s/ John H. Schmidt
        Name: John H. Schmidt
        Title: Director

MORGAN STANLEY BANK, N.A.

By    /s/ Christopher Winthrop
        Name: Christopher Winthrop
        Title: Authorized Signatory

AMENDMENT NO. 1

CITIBANK, N.A.

By
        Name:
        Title:

LLOYDS TSB BANK PLC

By    /s/ Julia R. Franklin
        Name: Julia R. Franklin
        Title: Vice President - F104

By    /s/ Dennis McClellan
        Name: Dennis McClellan
        Title: Assistant Vice President - M040

WELLS FARGO BANK, N.A.

By    /s/ Mark Holm
        Name: Mark Holm
        Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

    By    /s/ Christine Howatt
        Name: Christine Howatt
        Title: Authorized Signatory

AMENDMENT NO. 1

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

    By
        Name:
        Title:

    By
        Name:
        Title:

UBS AG STAMFORD BRANCH
By /s/ Irja R. Olsen        /s/ Mary E. Evans
        Name: Irja R. Olsen        Mary E. Evans
        Title: Associate Director    Associate Director

BMO HARRIS FINANCING, INC.
By /s/ Scott Place
        Name: Scott Place
        Title: Director

AMENDMENT NO. 1

Each undersigned Subsidiary Guarantor (a) confirms its obligations under the guarantee set forth in the Subsidiary Guarantee Agreement, (b) confirms that its obligations under the Credit Agreement as amended hereby are entitled to the benefits of the Subsidiary Guarantee Agreement, (c) confirms that its obligations under Credit Agreement as amended hereby constitute “Obligations” (as defined in the Subsidiary Guarantee Agreement) and (d) agrees that the Credit Agreement as amended hereby is the Credit Agreement under and for all purposes of the Subsidiary Guarantee Agreement.
MOLSON COORS BREWING COMPANY (UK) LIMITED

By    /s/ Sue Albion
Name:    Sue Albion
Title:    Legal Director

MOLSON CANADA 2005

By    /s/ Kelly L. Brown
Name:    Kelly L. Brown
Title:     Chief Legal Officer

By    /s/ Wouter Vosmeer
Name:    Wouter Vosmeer
Title:     Chief Financial Officer

MOLSON COORS CANADA INC.

By    /s/ Kelly L. Brown
Name:    Kelly L. Brown
Title:     Chief Legal Officer

By    /s/ Wouter Vosmeer
Name:    Wouter Vosmeer
Title:     Chief Financial Officer

MOLSON COORS INTERNATIONAL LP

By    /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Vice President, Taxation and Treasurer

AMENDMENT NO. 1

COORS BREWING COMPANY

By    /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Vice President, Taxation and Treasurer

CBC HOLDCO LLC

By    /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Vice President, Taxation and Treasurer

CBC HOLDCO 2 LLC

By    /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Vice President, Taxation and Treasurer

MC HOLDING COMPANY LLC

By    /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Vice President, Taxation and Treasurer

MOLSON COORS CAPITAL FINANCE ULC

By    /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Treasurer

MOLSON COORS INTERNATIONAL GENERAL, ULC

By    /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Treasurer

COORS INTERNATIONAL HOLDCO, ULC

By    /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Treasurer

AMENDMENT NO. 1

MOLSON COORS CALLCO ULC

By    /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Treasurer

MOLSON INC.

By    /s/ Kelly L. Brown
Name:    Kelly L. Brown
Title:     Chief Legal Officer

By    /s/ Wouter Vosmeer
Name:    Wouter Vosmeer
Title:     Chief Financial Officer

MOLSON COORS HOLDINGS LIMITED

By    /s/ Sue Albion
Name:    Sue Albion
Title:    Legal Director

GOLDEN ACQUISITION

By    /s/ Sue Albion
Name:    Sue Albion
Title:    Legal Director

NEWCO3, INC.

By    /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Treasurer

AMENDMENT NO. 1